D A T A A S O F S E P T E M B E R 3 0 , 2 0 1 4 U N L E S S O T H E R W I S E N O T E D INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014, and other periodic reports which the Corporation files with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

WHY FULTON? • Risk Management Foundation • Management Depth and Experience • Stability of Markets / Franchise • Strong Capital & Reserves • Relationship Strategy • Quality Loan Growth / Solid Asset Quality • Attractive Core Deposit Profile • Expense Management • Balance Sheet Is Positioned for Rising Interest Rates 3

A VALUABLE FRANCHISE • 253 community banking offices across the Mid-Atlantic • Asset size: $17.2 billion • 3,800+ team members (3,550 FTEs) • Market capitalization: $2.2 billion (1) 4 ‘(1) Based on shares outstanding and the closing price as of November 18, 2014.

STRONG POSITION IN ATTRACTIVE MARKETS 5 Source: SNL Financial LC. Note: Data as of June 30, 2014 per FDIC Summary of Deposits. (1) Median HH Income, 2014 – 2019 Projected Population Change and 2014 – 2019 Projected HH Income Change are weighted by deposits in each MSA. Deposits Market Market Median 2014 - 2019 Proj. Change MSA ($mm) Rank Share HH Income Population HH Income Lancaster $2,589 2 25.01% $54,029 2.32% 3.29% Philadelphia-Camden-Wilmington 2,454 14 0.57 60,770 1.68 5.54 Allentown-Bethlehem-Easton 1,338 4 8.77 56,113 1.22 3.09 New York-Newark-Jersey City 1,061 62 0.08 64,538 2.46 4.52 Baltimore-Columbia-Towson 836 10 1.29 69,295 3.49 9.24 York-Hanover 718 4 10.95 58,226 1.08 4.68 Lebanon 674 1 34.09 55,250 2.26 4.92 Harrisburg-Carlisle 625 7 5.21 57,123 1.54 7.40 Reading 445 7 4.57 54,031 0.96 5.76 Hagerstown-Martinsburg 445 2 13.91 52,000 3.27 2.25 Top 10 Fulton MSAs(1) $11,184 $58,331 2.01% 4.80% Total Franchise(1) $12,893 $58,444 2.08% 5.31% Nationwide $51,579 3.50% 4.58%

Name Position Years at Fulton Years in Financial Services Prior Experience E. Philip Wenger Chairman, President & CEO 35 35 Various roles since joining in 1979 Patrick Barrett (1) Senior EVP & CFO 1 21 SunTrust, JPMorgan, Deloitte Touche Tomatsu James Shreiner Senior EVP/ Operations and Credit 39 39 Various roles since joining in 1975 Craig Hill Senior EVP/ HR, Corporate Communications and Administration Services 29 34 Various roles since joining in 1985 Craig Roda Senior EVP/ Community Banking 35 35 Various roles since joining in 1979 Philmer Rohrbaugh (1) Senior EVP/ CRO 2 37 KPMG, Arthur Andersen Curtis Myers Senior EVP/ President and COO of Fulton Bank 24 24 Various roles since joining in 1990 Meg Mueller Senior EVP & CCO 18 28 Various roles since joining in 1996 Angela Sargent Senior EVP/ CIO and IT Manager 22 22 Various roles since joining in 1992 DEEP EXECUTIVE MANAGEMENT TEAM 6 Phil Wenger – Fulton since 1979 PB – Started working for Snyder, Camp, Stewart & Company 1990 JR and MDP on linkedin PR: http://investing.businessweek .com/research/stocks/people /person.asp?personId=32575 969&ticker=FULT CM: http://investing.businessweek .com/research/stocks/people /person.asp?personId=52841 187&ticker=FULT&previousCa pId=866729&previousTitle=Fu lton%20Bank MM: (1) Includes years of service in public accounting as a financial services industry specialist

CAPITAL STRENGTH 15.6% 15.0% 14.5% 13.4% 13.1% 13.0% 11.0% 10.6% 10.6% 9.7% 9.3% 9.3% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% Dec 31, 2012 Dec 31, 2013 Sep 30, 2014 Total Risk-Based Capital Ratio Tier 1 Risk-Based Capital Ratio Tier 1 Leverage Ratio TCE Ratio (4) 12.2% (5) 9.9% (5) 8.7% (5) 7 0.0% 5.0% 10.0% 15.0% Total Risk-Based Capital Ratio (1) Tier 1 Common Ratio (1) Tier 1 Leverage Ratio (1) Well Capitalized (2) FULT (3) ~ $ 525 million (1) Estimates (2) Well Capitalized minimums, fully-phased in requirements, with 2.50% conservation buffer. (3) Estimates – based on final rules. Application of the Basel III rules are also subject to further interpretation, which could result in changes to the estimates shown above. (4) Tangible common equity to tangible assets ratio (TCE ratio) is a non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. (5) Proforma ratios to reflect impact of November 2014 subordinated debt offering and accelerated share repurchase transactions as of September 30, 2014. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. Current Regulatory Capital Framework & TCE Basel III Capital Framework as of Sep 30, 2014 ~ $730 million ~ $610 million

LOAN PORTFOLIO GROWTH & COMPOSITION 8 Note: Loan portfolio composition is based on average balances for the periods indicated. (1) Fully taxable-equivalent $4.6 $4.9 $5.1 $3.6 $3.7 $3.6 $1.6 $1.7 $1.7 $1.2 $1.3 $1.3 $0.6 $0.6 $0.6 $0.4 $0.4 $0.5 4.81% 4.39% 4.23% 3.9 4.0 4.1 4.2 4.3 4.4 4.5 4.6 4.7 4.8 4.9 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2012 2013 YTD Sep 30, 2014 CRE C&I Home Equity Res Mtg Construction Consumer/Other Loan yield (1) A ve ra ge Loa n Po rtf o lio B al an ce s, in b ill io n s To tal Loa n Po rtf o lio Y ie ld (1) Ending loans up 1.5% 2Q14 to 3Q14 and 2.0% 1st 9 mos. 2013 to 1st 9 mos. 2014. Average loans up 1.0% 2Q14 to 3Q14 and 1.5% 1st 9 mos. 2013 to 1st 9 mos. 2014.

IMPROVING ASSET QUALITY 0.00% 1.00% 2.00% 3.00% Dec 31, 2009 Dec 31, 2010 Dec 31, 2011 Dec 31, 2012 Dec 31, 2013 Jun 30, 2014 Sep 30, 2014 FULT Peer^ Top 50* 9 ˄ See “Appendix” for listing of Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. Source: SNL Financial LC 0.80% 1.10% 1.40% 1.70% 2.00% 2.30% 2.60% Dec 31, 2009 Dec 31, 2010 Dec 31, 2011 Dec 31, 2012 Dec 31, 2013 Jun 30, 2014 Sep 30, 2014 FULT Peer^ Top 50* Non-Accrual Loans to Loans Allowance for Loan Losses to Loans 0.97% 0.67% 0.59% 1.45% 1.25% 1.17%

CORE DEPOSITS - IMPROVED MIX 10 Note: Deposit composition is based on quarterly average balances for the periods indicated. 47% 16% 16% 13% 8% 3rd Quarter Ended September 30, 2009 Time Deposits Non-Int DDA Int DDA Money Mkt Savings 23% 27% 23% 17% 10% 3rd Quarter Ended September 30, 2014 Time Deposits Non-Int DDA Int DDA Money Mkt Savings Ending demand and savings up 6.7% 2Q14 to 3Q14 and 6.9% 1st 9 mos. 2013 to 1st 9 mos. 2014. Average demand and savings up 4.6% 2Q14 to 3Q14 and 5.8% 1st 9 mos. 2013 to 1st 9 mos. 2014.

NET INTEREST MARGIN (1) 3.42% 3.00% 3.25% 3.50% 3.75% 4.00% 2009 2010 2011 2012 2013 YTD Jun 30, 2014 YTD Sep 30, 2014FULT Peer^ Top 50* 11 (1) Fully –taxable equivalent. ˄ See “Appendix” for listing of Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. Source: SNL Financial LC 3.52% 3.42 3.18%

(1) See note 2 on slide 34. (2) The actual impact of changes in interest rates on the Corporation’s net interest income may differ materially from the anticipated amounts presented above. Anticipated Rate Annual Change in % Change (1) Net Interest Income (2) Change +400 bps $ 83.4 mill ion 16.6% +300 bps $ 61.0 mill ion 12.1% +200 bps $ 38.2 mill ion 7.6% +100 bps $ 15.8 mill ion 3.1% - 100 bps $(18.9) mill ion -3.8% POSITIONED FOR RISING INTEREST RATE ENVIRONMENT SEPTEMBER 30, 2014 12

ATTRACTIVE PROFITABILITY 13 Source: 2013 10-K 2013 IP 2012 IP 2010 IP has inconsistency with 10-K 0.78% 0.90% 0.98% 0.96% 0.95% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2010 2011 2012 2013 YTD 9/30/14 9.39% 10.54% 10.73% 10.76% 10.43% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2010 2011 2012 2013 YTD 9/30/14 0 79 149 Return on Assets Return on Equity (Tangible)(1) Note: ROA is return an average assets determined by dividing net income for the period indicated by average assets. (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

CAPITAL OPTIMIZATION SUMMARY 14 Transactions (November 2014): 1) Issued $100 million of subordinated debt • 4.50% coupon; 4.85% effective rate (est.) 2) Authorized $100 million accelerated share repurchase program through Apr 2015 • 6.5 million share day-one benefit for EPS purposes(1) Benefits: • Replaced $100 million of higher cost Tier 1 capital with lower cost Tier 2 capital • No effect on Total Risk-Based Capital • Positive impact to both EPS & Return on Equity Other Capital Note: • Declared $0.02 per share special dividend, payable in December 2014 (1) See Note 1 on slide 34 for additional information.

STOCK REPURCHASE PROGRAMS June 2012 to May 2014 November 2014 Repurchase Programs Accelerated Repurchase Shares Repurchased 18.1 million 6.5 million (1) % of Outstanding Shares 9.1% 4.4% (1)(2) Amount Repurchased $206 million $100 million Average Purchase Price $11.40 (1) 15 demand and savings (1) See note 1 on slide 34. (2) Estimated based on the closing price for the Corporation’s shares on November 13, 2014. Returned over $300 million to shareholders through share repurchases since June 2012.

AVERAGE ASSETS AND RETURN ON AVERAGE ASSETS, BY BANK Nine Mos. Ended Sep 30, 2014 Return on Average Assets* Average Assets ($ Millions) 2014 2013 Fulton Bank, N.A. 9,363$ 1.21% 1.13% Lafayette Ambassador Bank 1,389 1.03% 1.27% FN Bank, N.A. 343 1.00% 0.93% The Columbia Bank 2,009 0.87% 0.81% Swineford National Bank 290 0.84% 0.73% Fulton Bank of New Jersey 3,381 0.75% 0.79% Fulton Financial Corporation 16,899 0.95% 0.95% Nine Months Ended Sep 30 *Net Income divided by average assets, annualized. 16

50.0% 52.0% 54.0% 56.0% 58.0% 60.0% 62.0% 64.0% 66.0% 2009 2010 2011 2012 2013 YTD Jun 30, 2014 YTD Sep 30, 2014 FULT Peer^ Top 50* 63.2% EFFICIENCY RATIO (1) 17 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. ˄ See “Appendix” for listing of Peer Group banks. Results for September 30, 2014. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. * Source: SNL Financial LC 65.0% 63.6% 63.0%

ENHANCE COMPLIANCE & RISK MANAGEMENT INFRASTRUCTURE • Strengthening the Corporation’s risk management and compliance infrastructures • Address deficiencies within BSA/AML compliance • Recent BSA/AML enforcement actions at the Corporation and four banking subsidiaries; actions at one or both of the other bank subsidiaries anticipated • Significant investments in personnel, outside services and operating systems 18

BSA/AML COMPLIANCE PROGRAM EXPENSES AND STAFFING 0 10 20 30 40 50 60 $- $3.0 $6.0 $9.0 $12.0 $15.0 2011 2012 2013 YTD Sep 30, 2014 Full Year 2014 (estimated) Outside Consulting Services# Salaries Expense* Staffing To tal N u m b e r o f Em p lo ye e s at p e rio d e n d ~ $9 for 2014 ~ $3.4@ $2.1 $1.8 $0.8 $2.5 $5.7 19 * Amount represents annualized salary expense based on period-end staffing levels shown. # Represents third-party consulting and legal fees directly related to BSA/AML services. @ Annualized salary run rate of approximately $4.2 million based on estimated staffing level of 48 employees as of December 31 2014. To tal A n n u al E xp e n ses , in m ill io n s $0.1 $1.4 $4.6

COST SAVINGS INITIATIVES Branch consolidations Organizational streamlining Compensation and benefit reductions 20 Estimated Expense Reductions for the Implementation Expense Fourth Quarter of Expenses (Gains) Reductions 2014 Br ch consolidations (13 branches) 2,080$ (1,600)$ (800)$ Subsidiary bank management reductions and other employee compensation and benefit reductions (1,100) (3,370) (1,180) Total impact of cost savings initiatives 980$ (4,970)$ (1,980)$ (in thousands) Nine Months Ended September 30, 2014 $7 million estimated savings in 2014 ($8 million annual savings run rate)

APPENDIX

AVERAGE LOAN PORTFOLIO AND YIELDS 22 Note: Yields presented on a fully taxable-equivalent basis, using a 35% federal tax rate and statutory interest expense disallowances. Balance Yield 2Q 14 3Q 13 2Q 14 3Q 13 Comm'l Mort 5,114$ 4.35% (25)$ 152$ (0.01%) (0.22%) Commercial 3,657 3.97% 39 (49) 0.02% (0.07%) Home Equity 1,727 4.18% (8) (40) 0.00% (0.01%) Resid Mort 1,369 3.93% 30 45 (0.04%) (0.22%) Construction 664 3.98% 76 88 (0.19%) (0.12%) Cons./Other 392 5.91% 16 (1) 0.13% (0.03%) Total Loans 12,923$ 4.20% 128$ 195$ (0.01%) (0.14%) (dollars in millions) Balance From3Q 14 Change in Yield From

AVERAGE CUSTOMER FUNDING AND RATES 23 Balance Rate 2Q 14 3Q 13 2Q 14 3Q 13 Nonint DDA 3,514$ - % 192$ 292$ - % - % Int DDA 3,047 0.12% 132 152 0.00% (0.01%) Savings/MMDA 3,469 0.12% 113 109 0.00% 0.00% Total Demand and Savings 10,030 0.08% 437 553 0.00% 0.00% CD's 3,009 0.92% (3) (56) 0.02% 0.04% Total Deposits 13,039 0.27% 434 497 (0.01%) (0.01%) Cash Mgt 287 0.09% (11) (1) 0.00% 0.00% Total Customer Funding 13,326$ 0.27% 423$ 496$ 0.00% 0.00% (dollars in millions) Balance From3Q 14 Change In Rate From

ENDING LOAN DISTRIBUTION BY STATE

SEPTEMBER 30, 2014

FULTON FINANCIAL CORPORATION

	Comm'l	Comm'l Mortgage	Constr.	Res. Mtg.	Consumer & Other	Total
			(in thousands)			
Pennsylvania	$ 2,634,710	$ 2,582,016	$ 347,742	$ 691,937	$ 1,310,438	$ 7,566,843
New Jersey	561,944	1,357,703	111,078	168,123	355,730	2,554,578
Maryland	269,520	576,121	86,575	163,836	284,105	1,380,157
Virginia	145,474	423,698	96,750	262,145	69,520	997,587
Delaware	79,614	217,441	45,584	85,992	102,609	531,240
	$ 3,691,262	$ 5,156,979	$ 687,729	$ 1,372,033	$ 2,122,402	$ 13,030,405

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NON-PERFORMING LOANS* SEPTEMBER 30, 2014 25 Comm'l Consumer Comm'l Mortgage Constr. Res. Mtg. & Other Total (in thousands) Pennsylvania 18,610$ 19,233$ 10,826$ 10,918$ 8,269$ 67,856$ Maryland 2,761 4,034 3,929 2,155 1,974 14,853 New Jersey 8,062 19,232 4,496 6,268 5,810 43,868 Virginia 3,510 1,563 383 7,336 1,102 13,894 Delaware 334 540 226 1,458 819 3,377 33,277$ 44,602$ 19,860$ 28,135$ 17,974$ 143,848$ Ending Loans 3,691,262$ 5,156,979$ 687,728$ 1,372,033$ 2,122,403$ 13,030,405$ Non-performing Loan % (9/30/14) 0.90% 0.86% 2.89% 2.05% 0.85% 1.10% Non-performing Loan % (12/31/13) 1.04% 0.87% 3.71% 2.34% 0.91% 1.20% * Includes loans ≥ 90 days past due and accruing, and non-accrual loans.

NET CHARGE-OFFS (RECOVERIES) YTD SEPTEMBER 2014 26 Comm'l Consumer Comm'l Mortgage Constr. Res. Mtg. & Other Total (dollars in thousands) Pennsylvania 8,277$ 1,265$ 224$ 1,171$ 2,723$ 13,660$ Maryland 2,873 (14) (291) 241 1,107 3,916 New Jersey 2,439 2,208 174 190 1,111 6,122 Virginia (311) - (205) 172 (122) (466) Delaware (6) (16) (9) 73 35 77 13,272$ 3,443$ (107)$ 1,847$ 4,854$ 23,309$ Avg Loans 3,637,440$ 5,112,735$ 609,803$ 1,348,269$ 2,119,316$ 12,827,563$ Annualized Net Charge-off % 0.49% 0.09% -0.02% 0.18% 0.31% 0.24%

INVESTMENT PORTFOLIO SEPTEMBER 30, 2014 27 Weighted Avg. Remaining Life Amortized Unrealized Estimated (in years) Cost Gain (Loss) Fair Value Agency collateralized mortgage obligations 4.0 976$ (21) 955$ Agency mortgage-backed securities 4.9 955 7 962 Municipal bonds 5.5 250 8 258 Auction rate securities 2.8 158 (9) 149 Corporate & trust preferred securities 10.3 99 2 101 U.S. Treasuries and agencies 2.6 1 - 1 Bank stocks N/A 29 10 39 Other investments N/A 6 - 6 Total Investments 4.7 2,474$ (3)$ 2,471$ (dollars in millions)

INCOME STATEMENT SUMMARY

(SEPTEMBER 30TH – QUARTER)

FULTON FINANCIAL CORPORATION

		Change From	
	3Q 14	2Q 14	3Q 13
	($ in thousands, except per-shr data)		
Net Interest Income	$ 129,366	$ 1,468	$ (3,167)
Loan Loss Provision	3,500	-	(6,000)
Other Income	41,819	(1,941)	(2,905)
Securities Gains	81	(1,031)	(2,552)
Other Expenses	115,798	(376)	(807)
Income Taxes	13,402	(98)	(435)
Net Income	**$ 38,566**	**$ (1,030)**	**$ (1,382)**
Per Share (Diluted)	$ 0.21	$ -	$ -
ROA	0.90%	(0.04%)	(0.03%)
ROE (tangible) (1)	9.88%	(0.42%)	(0.81%)
Efficiency ratio (1)	65.80%	(0.05%)	1.88%

- **<u>3Q14 Net Income</u> of $38.6 million, down 2.6% from 2Q14 due to a decrease in other income, partially offset by higher net interest income, while expenses were flat**
- Net Interest Income
  Net interest income down 2.4% from 3Q13, reflecting a lower interest rate environment and flat compared to 2Q14 (adjusted for one extra day in 3Q14)
- Loan Loss Provision
  Flat from 2Q14 due to stable to slightly improved asset quality, while significant reductions in non-performing loans and net charge-offs resulted in 63.2% decrease in loan loss provision from 3Q13
- Other Income
  4.4% decrease from 2Q14 and 6.5% decrease from 3Q13, driven primarily by mortgage banking income
- Other Expenses
  0.3% decrease from 2Q14 and 0.7% decrease from 3Q13, largely driven by lower salaries & benefits, partially offset by higher outside services
- Income Taxes
  Effective tax rates: 3Q14 = 25.8%; 2Q14 = 25.4%; 3Q13 = 25.7%
- ROA & ROE (tangible)
  Decreases due primarily to the decrease in net income
- Efficiency Ratio
  Increases due to higher expenses and lower revenues

Note: ROA is return on average assets determined by dividing net income for the period indicated by average assets

(1) Non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.

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INCOME STATEMENT SUMMARY (SEPTEMBER 30TH – YEAR-TO-DATE)  Net Income of $119.9 million, flat compared to 2013 due to lower net interest income, decreases in other income and lower expenses, offset by lower loan loss provision  Net Interest Income Net interest income down 1.9% due to margin compression  Loan Loss Provision Asset quality significantly improved  Other Income Decrease of 10.7% driven primarily by Mortgage banking income  Other Expenses Decrease of 0.9% largely driven by lower salaries & benefits, OREO expense and operating risk loss, partially offset by higher outside services  Income Taxes Effective tax rates: 2014 = 25.5%; 2013 = 24.4%;  ROA & ROE (tangible) ROE (tangible) decrease due primarily to higher equity from 2014 earnings and holding gains on investment securities, partially offset by share repurchases  Efficiency Ratio Increase due to lower revenues (both net interest and non- interest income), partially offset by lower expenses 29 2014 2013 C hange N et Interest Inco me 386,829$ 394,242$ (7,413)$ Lo an Lo ss P ro visio n 9,500 38,000 (28,500) Other Inco me 124,085 138,961 (14,876) Securit ies Gains 1,193 7,971 (6,778) Other Expenses 341,526 344,671 (3,145) Inco me T axes 41,136 38,746 2,390 N et Inco me 119,945$ 119,757$ 188$ P er Share (D iluted) 0.64$ 0 .61$ 0 .03$ R OA 0.95% 0.95% - R OE (tangible) (1) 10.43% 10.62% (0.19%) Eff ic iency rat io (1) 65.02% 62.81% 2.21% (do llars in thousands, except per-share data) Note: ROA is return an average assets determined by dividing net income for the period indicated by average assets (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

A SUSTAINABLE PAYOUT 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% $0.00 $0.04 $0.08 $0.12 $0.16 $0.20 $0.24 $0.28 $0.32 $0.36 2009 2010 2011 2012 2013 YTD Sep 30, 2014 Cash Dividend Yield 30 (1) Annualized dividend rate per share divided by period-end stock price. (2) Compounded annual growth rate from December 31, 2009 to December 31, 2013. Cash Dividend Per Common Share & Yield CAGR (2) = 27.8% Cas h D iv id e n d Pe r C o m m o n S h ar e D ivid e n d Y ie ld (1)

NON-GAAP RECONCILIATION

FULTON FINANCIAL
CORPORATION

Note: *The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three Months Ended			Six Months Ended	Nine Months Ended		Year Ended December 31				
	Sep 30, 2014	June 30, 2014	Sep 30, 2013	June 30, 2014	Sep 30, 2014	Sep 30, 2013	2013	2012	2011	2010	2009
					(dollars in thousands)						
Efficiency ratio											
Non-interest expense	$ 115,798	$ 116,174	$ 116,605	$ 225,728	$ 341,526	$ 344,671	$ 461,433	$ 449,294	$ 416,242	$ 408,254	$ 415,524
Less: Intangible amortization	(314)	(315)	(534)	(630)	(944)	(1,603)	(2,438)	(3,031)	(4,257)	(5,240)	(5,747)
Numerator	$ 115,484	$ 115,859	$ 116,071	$ 225,098	$ 340,582	$ 343,068	$ 458,995	$ 446,263	$ 411,985	$ 403,014	$ 409,777
Net interest income (fully taxable equivalent)	$ 133,692	$ 132,175	$ 136,876	$ 266,016	$ 399,708	$ 407,198	$ 544,474	$ 561,190	$ 576,232	$ 574,257	$ 536,499
Plus: Total Non-interest income	41,900	44,872	47,357	83,378	125,278	146,932	187,664	216,412	187,493	182,249	173,922
Less: Investment securities (gains) losses	(81)	(1,112)	(2,633)	(1,112)	(1,193)	(7,971)	(8,004)	(3,026)	(4,561)	(701)	(1,079)
Denominator	$ 175,511	$ 175,935	$ 181,600	$ 348,282	$ 523,793	$ 546,159	$ 724,134	$ 774,576	$ 759,164	$ 755,805	$ 709,342
Efficiency ratio	65.8%	65.9%	63.9%	64.6%	65.0%	62.8%	63.4%	57.6%	54.3%	53.3%	57.8%

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NON-GAAP RECONCILIATION (CON'T)

FULTON FINANCIAL CORPORATION

	Three Months Ended			Nine Months Ended		Year Ended			
	Sep 30, 2014	Jun 30, 2014	Sep 30, 2013	Sep 30, 2014	Sep 30, 2013	Dec 31 2010	Dec 31 2011	Dec 31 2012	Dec 31 2013
					(dollars in thousands)				
Return on Average Shareholders' Equity (Tangible)									
Net income	$ 38,566	$ 39,596	$ 39,948	$ 119,945	$ 119,757	$ 112,029	$ 145,573	$ 159,845	$ 161,840
Plus: Intangible amortization, net of tax	203	204	347	614	1,042	3,406	2,767	1,970	1,584
Numerator	$ 38,769	$ 39,800	$ 40,295	$ 120,559	$ 120,799	$ 115,435	$ 148,340	$ 161,815	$ 163,424
Average shareholders' equity	$ 2,089,459	$ 2,081,898	$ 2,029,078	$ 2,078,188	$ 2,054,857	$ 1,780,148	$ 1,953,396	$ 2,050,994	$ 2,053,821
Less: Average goodwill and intangible assets	(532,271)	(532,585)	(534,179)	(532,584)	(534,712)	(550,271)	(545,920)	(542,600)	(534,431)
Average tangible shareholders' equity (denominator)	$ 1,557,188	$ 1,549,313	$ 1,494,899	$ 1,545,604	$ 1,520,145	$ 1,229,877	$ 1,407,476	$ 1,508,394	$ 1,519,390
Return on average common shareholders' equity (tangible), annualized	9.88%	10.30%	10.69%	10.43%	10.62%	9.39%	10.54%	10.73%	10.76%

32

NON-GAAP RECONCILIATION (CON'T)

FULTON FINANCIAL CORPORATION

	Sep 30, 2014 (actual)	Nov 14 ASR (1)	Sep 30, 2014 (proforma)	Dec 31 2013	Dec 31 2012
			(dollars in thousands)		
Tangible Common Equity to Tangible Assets					
Shareholders' equity	$ 2,078,006	$ (100,000)	$ 1,978,006	$ 2,063,187	$ 2,081,656
Less: Intangible assets	(532,117)	-	$ (532,117)	(533,076)	(535,563)
Tangible shareholders' equity (numerator)	$ 1,545,889	$ (100,000)	$ 1,445,889	$ 1,530,111	$ 1,546,093
Total assets	$ 17,238,174	$ -	$ 17,238,174	$ 16,934,634	$ 16,533,097
Less: Intangible assets	(532,117)	-	$ (532,117)	(533,076)	(535,563)
Total tangible assets (denominator)	$ 16,706,057	$ -	$ 16,706,057	$ 16,401,558	$ 15,997,534
Tangible Common Equity to Tangible Assets	9.3%		8.7%	9.3%	9.7%

	Sep 30, 2014 (actual)	Nov 14 ASR (1)	Sep 30, 2014 (proforma)
		(dollars in thousands)	
Regulatory Capital Ratios			
Tier 1 Risk-Based Capital Ratio:			
Tier 1 Risk-Based Capital (numerator)	$ 1,735,886	$ (100,000)	$ 1,635,886
Risk-weighted assets (denominator)	$ 13,404,876	$ -	$ 13,404,876
Tier 1 Risk-Based Capital Ratio	13.0%		12.2%
Leverage Ratio:			
Tier 1 Risk-Based Capital (numerator)	$ 1,735,886	$ (100,000)	$ 1,635,886
Leverage assets (denominator)	$ 16,454,904	$ -	$ 16,454,904
Leverage Ratio	10.6%		9.9%

(1) See note 1 on slide 34 for a description of accelerated share repurchase (ASR) transaction.

33

NOTES 34 1) On November 13, 2014, the Corporation entered into an accelerated share repurchase agreement (ASR) with Goldman, Sachs & Co. to repurchase $100 million of shares of the Corporation’s common stock. Under the terms of the ASR, the Corporation paid $100 million to Goldman Sachs on November 18, 2014 and received an initial delivery of 6.5 million shares, representing 80% of the shares expected to be delivered under the ASR, based on the closing price for the Corporation’s shares on November 13, 2014. The final number of shares of to be repurchased under the ASR will depend upon the daily volume-weighted average prices of the Corporation’s shares, less a discount, over the term of the ASR. At final settlement of the ASR, the Corporation may be entitled to receive additional shares from Goldman Sachs, or the Corporation may be required to make a cash payment, or if it elects, deliver shares to Goldman Sachs. Final settlement of the ASR is scheduled for no later than April 17, 2015, and may occur earlier at the option of Goldman Sachs. The ASR contains customary terms for such transactions, including, mechanisms to determine the number of shares or the amount of cash that will be delivered at settlement, circumstances under which adjustments may be made to the transaction, circumstances under which the transaction may be terminated prior to its scheduled maturity and customary representations and warranties made by the parties. 2) A variety of interest rate scenarios are used to measure the effects of sudden and gradual movements upward and downward in the yield curve. These results are compared to the results obtained in a flat or unchanged interest rate scenario. Simulation of net interest income is used primarily to measure the Corporation’s short-term earnings exposure to rate movements. The Corporation’s policy limits the potential exposure of net interest income, in a non-parallel instantaneous shock, to 10% of the base case net interest income for a 100 basis point shock in interest rates, 15% for a 200 basis point shock and 20% for a 300 basis point shock. A "shock" is an immediate upward or downward movement of interest rates. The shocks do not take into account changes in customer behavior that could result in changes to mix and/or volumes in the balance sheet, nor do they account for competitive pricing over the forward 12-month period. These results include the effect of implicit and explicit floors that limit further reduction in interest rates.

PEER GROUP* Associated Banc-Corp BancorpSouth, Inc. BOK Financial Corporation Commerce Bancshares, Inc. Cullen/Frost Bankers, Inc. FNB Corporation FirstMerit Corporation Hancock Holding Company IBERIABANK Corporation International Bancshares Corp. National Penn Bancshares, Inc. Private Bancorp, Inc. Prosperity Bancshares, Inc. Susquehanna Bancshares, Inc. TCF Financial Corporation Trustmark Corporation UMB Financial Corporation Umpqua Holdings Corporation Valley National Bancorp Webster Financial Corporation Wintrust Financial Corporation *Fulton’s Peer group as of April 1, 2014. Changes from 2013 peer group include the addition of National Penn Bancshares, Inc., Private Bancorp, Inc. and Trustmark Corporation and the deletion of City National Corporation and People’s United Financial, Inc. Peer comparisons for all historical periods included within this presentation have been updated based on the above peer group for all periods presented. 35

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